EXHIBIT 99.1

                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 2001

                        COUPON PERIOD ENDING 20 JULY 2004

--------------------------------------------------------------------------------------------------------------------
USD Notes
---------                 FV Outstanding                                 Coupon Payments     Principal      Charge
                              (USD)          Bond Factor   Coupon Rate        (USD)       Payments (USD)  Offs (USD)
                          --------------     -----------   -----------   ---------------  -------------   ----------

Class A1 Notes                      0.00       0.000000%      0.00000%             0.00            0.00       0.00
Class A2 Notes            168,348,367.89      26.591118%      1.34000%       651,078.13   23,867,580.83       0.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                          FV Outstanding                                  Coupon Payments     Principal    Charge
                              (AUD)          Bond Factor   Coupon Rate        (AUD)       Payments (AUD)  Offs (AUD)
                          --------------     -----------   -----------   ---------------  -------------   ----------

Class A3 Notes            200,000,000.00     100.000000%       5.92390%     2,953,835.07           0.00       0.00
Class B Notes              20,448,036.11      60.857250%   Not Disclosed   Not Disclosed   1,785,432.85       0.00
Class C Notes               2,719,153.74      60.425639%   Not Disclosed   Not Disclosed     237,424.58       0.00
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


                                                                      30-Jun-04
                                                                         AUD
POOL SUMMARY                                                    ---------------
Outstanding Balance - Variable Rate Housing Loans                   488,330,505
Outstanding Balance - Fixed Rate Loans                               57,100,937
Number of Loans                                                           6,519
Weighted Average Current LVR                                             52.47%
Average Loan Size                                                        83,663
Weighted Average Seasoning                                              68 mths
Weighted Average Term to Maturity                                      224 mths


                                                                         AUD
PRINCIPAL COLLECTIONS                                           ---------------
Scheduled Principal Payments                                       6,643,152.39
Unscheduled Principal Payments                                    47,870,901.84
Redraws                                                            7,029,138.07

Principal Collections                                             47,484,916.16


                                                                         AUD
TOTAL AVAILABLE PRINCIPAL                                      ----------------
Principal Collections                                             47,484,916.16
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                         47,484,916.16

Outstanding Principal Draws From Previous Period                           0.00

Principal Distributed                                             47,484,916.16
Principal Retained                                                         0.00


                                                                       AUD
TOTAL AVAILABLE FUNDS                                        ------------------
Available Income                                                  10,776,929.93
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             10,776,929.93


                                                                       AUD
REDRAW & LIQUIDITY FACILITIES                              --------------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00



CPR
---                                         Apr-04      May-04     Jun-04
                                            ------      ------     ------

                       1 mth CPR            26.60%      22.90%     24.60%

Arrears
-------
                            % of pool
                           (by number)
                           -----------

31 - 59 days                  0.68%
60 - 89 days                  0.10%
90+ days                      0.29%
Defaults*                      Nil

Losses                         Nil


* Defaults are also included in the 90+ days arrears category.